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                        Securities and Exchange Commission
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 22, 1997
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                          RENAISSANCE COSMETICS, INC.
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              (Exact Name of Registrant as Specified in Charter)


       Delaware                        33-87280                  06-1396287
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(State or Other Juris-             (Commission File            (IRS Employer
diction of Incorporation)              Number)               Identification No.)


           955 Massachusetts Avenue
           Cambridge, Massachusetts                          02139
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            (Address of Principal                          (Zip Code)
             Executive Offices)


                                (617) 497-5584
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              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On May 22, 1997, the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press release issued May 22, 1997 by the Registrant.















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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RENAISSANCE COSMETICS, INC.
                                             (Registrant)

                                       /s/  John R. Jackson
                                       ----------------------------------------
Date: May 22, 1997                     By:    John R. Jackson
                                       Title: Group Vice President and
                                              General Counsel















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